Exhibit 99.1

Wolfspeed Completes $200 Million At-The-Market Equity Offering
Wolfspeed Achieves Important CHIPS Act Milestone
Strengthens The Balance Sheet by Providing Additional Liquidity

DURHAM, N.C. January 15, 2025 – Wolfspeed, Inc. (NYSE: WOLF) announced today that it has completed the offering of shares of its common stock under its previously announced “at the market” offering program pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission and a prospectus supplement, dated December 9, 2024.

Through the program, the Company sold 27,793,535 shares of its common stock for gross proceeds of approximately $200 million. Wolfspeed intends to use the net proceeds from the ATM Program to improve its capital structure, reduce leverage, and address outstanding maturities on its balance sheet.

Tom Werner, Executive Chairman of Wolfspeed, commented, “When I became Executive Chairman of Wolfspeed, completing our CHIPS Act funding process was a top priority of mine and today’s news marks an important milestone in that regard. With the ATM Program completed, we are now one step closer to finalizing our PMT and receiving our first funding disbursements from the CHIPS office and our other lenders. We look forward to continued collaboration with the CHIPS office to make sure the transition from silicon to silicon carbide is driven by American innovation, with American IP at the forefront.”

About Wolfspeed, Inc.
Wolfspeed (NYSE: WOLF) leads the market in the worldwide adoption of silicon carbide technologies that power the world’s most disruptive innovations. As the pioneers of silicon carbide, and creators of the most advanced semiconductor technology on earth, we are committed to powering a better world for everyone. Through silicon carbide material, Power Modules, Discrete Power Devices and Power Die Products targeted for various applications, we will bring you The Power to Make It Real.™

Forward Looking Statements:
This press release contains forward-looking statements involving risks and uncertainties, both known and unknown, that may cause Wolfspeed’s actual results to differ materially from those indicated in the forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about our plans to grow the Wolfspeed business. Actual results could differ materially due to a number of factors, including but not limited to, ongoing uncertainty in global economic and geopolitical conditions, such as the ongoing military conflict between Russia and Ukraine and the ongoing conflicts in the Middle East; changes in progress on infrastructure development or changes in customer or industrial demand that could negatively affect product demand, including as a result of an economic slowdown or recession, collectability of receivables and other related matters if consumers and businesses defer purchases or payments, or default on payments; risks associated with our expansion plans, including design and construction delays, cost overruns, the timing and amount of government incentives actually received, including, among other things, any direct grants and tax credits under the CHIPS Act, issues in installing and qualifying new equipment and ramping production, poor production process yields and quality control, and potential increases to our restructuring costs; our ability to obtain additional funding, including, among other things, from government funding, public or private equity offerings, or debt financings, on favorable terms and on a timely basis, if at all; our ability to take certain actions with respect to our capital and debt structure, including issuing the full amount of senior notes under our agreements with our lenders and restructuring or refinancing our convertible notes; the risk that we do not meet our production commitments to those customers who provide us with capacity reservation deposits or similar payments; the risk that we may experience production difficulties that preclude us from shipping sufficient quantities to meet customer orders or that result in higher production costs, lower yields and lower margins; our ability to lower costs; the risk that our results will suffer if we are unable to balance fluctuations in customer demand and capacity, including bringing on additional capacity on a timely basis to meet customer demand; the risk that longer manufacturing lead times may cause customers to fulfill their orders with a competitor’s products instead; product mix; risks associated with the ramp-up of production of our new products, and our entry into new business channels different from those in which we have historically operated; our ability to convert customer design-ins to design-wins and sales of significant volume, and, if customer design-in activity does result in such sales, when such sales will ultimately occur and what the amount of such sales will be; the risk that the markets for our products will not develop as we expect, including the adoption of our products by electric vehicle manufacturers and the overall adoption of electric vehicles; the risk that the economic and political uncertainty caused by the tariffs imposed by the United States on Chinese goods, and corresponding Chinese tariffs and currency devaluation in response, may continue to negatively impact demand for our products; the risk that we or our channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, including production and product mix, which can result in increased inventory and reduced orders as we experience wide fluctuations in supply and demand; risks related to international sales and purchases; risks resulting from the concentration of our business among few customers, including the risk that customers may reduce or cancel orders or fail to honor purchase commitments; the risk that our investments may experience periods of significant market value and interest rate volatility causing us to recognize fair value losses on our investment; the risk posed by managing an increasingly complex supply chain (including managing the impacts of supply constraints in the semiconductor industry and meeting purchase commitments under take-or-pay arrangements with certain suppliers) that has the ability to supply a sufficient quantity of raw materials, subsystems and finished products with the required specifications and quality; risks relating to outbreaks of infectious diseases or similar public health events, including the risk of disruptions to our operations, supply chain, including our contract manufacturers, or customer demand; the risk we may be required to record a significant charge to earnings if our remaining goodwill or amortizable assets become impaired; risks relating to confidential information theft or misuse, including through cyber-attacks or cyber intrusion; our ability to complete development and commercialization of products under development; the rapid development of new technology and competing products that may impair demand or render our products obsolete; the potential lack of customer acceptance for our products; risks associated with ongoing litigation; the risk that customers do not maintain their favorable perception of our brand and products, resulting in lower demand for our products; the risk that our products fail to perform or fail to meet customer requirements or expectations, resulting in significant additional costs; risks associated with strategic transactions; the risk that we are not able to successfully execute or achieve the potential benefits of our efforts to enhance our value; and other factors discussed in our filings with the U.S. Securities and Exchange Commission (SEC), including our report on Form 10-K for the fiscal year ended June 30, 2024, and subsequent reports filed with the SEC. These forward-looking statements represent Wolfspeed’s judgment as of the date of this release. Except as required under the United States federal securities laws and the rules and regulations of the SEC, Wolfspeed disclaims any intent or obligation to update any forward-looking statements after the date of this release, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Wolfspeed® is a registered trademark of Wolfspeed, Inc.

Contact:
Tyler Gronbach
Wolfspeed, Inc.
Vice President of External Affairs
Phone: 919-407-4820
investorrelations@wolfspeed.com

Source: Wolfspeed, Inc.